      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 11, 1998



                                                              FILE NO. 333-47927

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                         POST-EFFECTIVE AMENDMENT NO. 1


                                       to

                                    FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               ------------------

                           BAXTER INTERNATIONAL INC.

             (Exact name of registrant as specified in its charter)

                DELAWARE                                     2834                                     36-0781620
     (State or other jurisdiction of             (Primary Standard Industrial                      (I.R.S. Employer
     incorporation or organization)               Classification Code Number)                   Identification Number)

                           BAXTER INTERNATIONAL INC.
                               ONE BAXTER PARKWAY
                           DEERFIELD, ILLINOIS 60015
                                 (847) 948-2000

               (Address, including Zip Code and Telephone Number, including area code of registrant's principal executive offices)

                               ------------------

                             J. PATRICK FITZSIMMONS
                               CORPORATE COUNSEL
                           BAXTER INTERNATIONAL INC.
                               ONE BAXTER PARKWAY
                           DEERFIELD, ILLINOIS 60015
                                 (847) 948-3781

            (Name, Address, including Zip Code and Telephone Number,
                   Including Area Code, of Agent for Service)

                               ------------------

                                with copies to:
            JOSEPH J. GIUNTA                          JAMES C.T. LINFIELD
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP              COOLEY GODWARD LLP
   300 SOUTH GRAND AVENUE, SUITE 3400          2595 CANYON BOULEVARD, SUITE 250
      LOS ANGELES, CALIFORNIA 90071                 BOULDER, COLORADO 80302
             (213) 687-5000                             (303) 546-4000

                               ------------------


    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: Not applicable.


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    If any of the securities being registered on this form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]


    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]


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


    The registrant hereby deregisters 1,865,221 shares of common stock, par value $1 per share, of Baxter International Inc., a Delaware corporation ("Baxter"), and 773,032 Contingent Payment Rights of Baxter, which were not sold in connection with the merger of Somatogen, Inc., a Delaware corporation, into RHBI Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Baxter.

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the registrant has duly caused this post-effective amendment to the registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of West Deerfield, State of Illinois, on the 11th day of May, 1998.


                                            BAXTER INTERNATIONAL INC.

                                            By:    /s/ VERNON R. LOUCKS JR.
                                              ----------------------------------
                                                     Vernon R. Loucks Jr.
                                                 Chairman and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement on Form S-4 has been signed by the following persons in the capacities indicated on the 11th day of May, 1998.


                                            By:    /s/ VERNON R. LOUCKS JR.
                                              ----------------------------------
                                                     Vernon R. Loucks Jr.
                                                 Chairman and Chief Executive
                                                            Officer

                                            By:/s/ HARRY M. JANSEN KRAEMER, JR.
                                              ----------------------------------
                                                 Harry M. Jansen Kraemer, Jr.
                                                   President and a Director

                                            By:     /s/ BRIAN P. ANDERSON
                                              ----------------------------------
                                                      Brian P. Anderson
                                               Senior Vice President and Chief
                                                       Financial Officer

                                            By:     /s/ BRIAN P. ANDERSON
                                              ----------------------------------
                                                      Brian P. Anderson
                                               Senior Vice President and Chief
                                                       Accounting Officer


The Board of Directors of Baxter



Walter E. Boomer

Pei-yuan Chia
John W. Colloton
Susan Crown
Mary Johnston Evans
Frank R. Frame
Martha R. Ingram

Arnold J. Levine, Ph.D.

Georges C. St. Laurent, Jr.
Monroe E. Trout, M.D.

Fred L. Turner


By: /s/ HARRY M. JANSEN KRAEMER, JR.
    --------------------------------
      Harry M. Jansen Kraemer, Jr.
     Director and Attorney-in-Fact

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